SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                         APRIL 26, 2004 (APRIL 26 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                        1-13726                   73-1395733
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  (State or other jurisdiction      (Commission File No.)        (IRS Employer
        of incorporation)                                   Identification No.)


  6100 North Western Avenue, Oklahoma City, OK                        73118
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   (Address of principal executive offices)                       (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits. The following exhibit is filed herewith:

     99   Press Release issued by the Registrant on April 26, 2004.

          Exhibit 99 and the information included in it shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Report other than under Item 9 or Item 12 hereof.

ITEM 9.  REGULATION FD DISCLOSURE

         We issued a press release on April 26, 2004, which includes information regarding our consolidated results of operations and financial condition as of and for the quarterly period ended March 31, 2004. It also includes updated information on our 2004 outlook. The text of that press release is attached to this Report as Exhibit 99 and is incorporated by reference herein. In addition to disclosure of the information in compliance with Regulation FD, the following information and the information in the related exhibit is also intended to be furnished under Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," in accordance with the Securities and Exchange Commission SEC Release No. 33-8126.

     The press release contains information concerning financial measures that we use that may be considered "non-GAAP financial measures" under Securities and Exchange Commission rules. Specifically, the press release contains information concerning operating cash flow (defined as cash flow from operating activities before changes in assets and liabilities), EBITDA adjusted earnings and adjusted EBITDA, each of which is reconciled in the press release to cash from operating activities, the most directly comparable financial measures reported under generally accepted accounting principles.

         With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our future outlook, which can be found on our website at WWW.CHKENERGY.COM. We caution you that our outlook is given as of April 26, 2004 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

         This information, including the exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Report other than under Item 9 or Item 12 hereof.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CHESAPEAKE ENERGY CORPORATION



                                By:     /S/ AUBREY K. MCCLENDON
                                     ------------------------------------------
                                            Aubrey K. McClendon
                                         Chairman of the Board and
                                          Chief Executive Officer

Dated:   April 26, 2004

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